Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Unify Corporation (the “Registrant”) on Form 10-Q for the quarter ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter J. DiCorti, Chief Financial Officer of the Registrant, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)  the Report fully complies with the requirements of  Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 12 ,2004	/s/ PETER J. DICORTI
Peter J. DiCorti
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Unify Corporation and will be retained by Unify Corporation and furnished to the Securities and Exchange Commission or its staff upon request.